UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8217

Name of Fund: MuniHoldings New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniHoldings New York
                                        Insured Fund, Inc.

Annual Report
August 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniHoldings New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of August 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 6.95%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% -- still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. However, because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the 12-month period ended August 31, 2004, municipal bonds posted a return of +7.11%, as measured by the Lehman Brothers Municipal Bond Index.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004        3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We continued to focus on increasing the Fund's yield while also looking to improve the portfolio's liquidity and flexibility in order to better respond to changing market conditions.

Describe the recent market environment relative to municipal bonds.

Over the past 12 months, long-term U.S. Treasury bond yields declined amid considerable monthly volatility. For example, 30-year U.S. Treasury bond yields fell to 4.65% by mid-March 2004 before rising above 5.50% by early June. Much of the volatility was prompted by investor anticipation of the Federal Reserve Board (the Fed) action. The Fed seemed poised to maintain interest rates at their historic lows early in the period in order to avoid derailing the economic recovery, but later appeared more apt to increase interest rates as job growth finally picked up.

In three separate quarter point moves in June, August and September, the Fed raised the short-term interest rate target from 1% to 1.75%. In doing so, the Fed indicated a tendency toward a "measured" tightening cycle, which helped support higher bond prices (and lower yields) for the remainder of the period. By August 31, 2004, long-term U.S. Treasury bond yields stood at 4.93%, a decline of almost 30 basis points (.30%) over the past year. The 10-year U.S. Treasury note yield ended the period at 4.12%, a decrease of 35 basis points.

Tax-exempt issues exhibited less volatility than their taxable counterparts. As measured by the Bond Buyer Revenue Bond Index, yields on long-term revenue bonds fell approximately 30 basis points over the past year. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined more than 30 basis points to 4.70%, and yields on 10-year AAA-rated issues fell more than 40 basis points to 3.50%.

Describe conditions in the State of New York.

New York maintains credit ratings of A2 from Moody's, AA from Standard & Poor's and AA- from Fitch. Moody's recently assigned a positive outlook to the state's credit rating, while Fitch carries a stable trend and Standard & Poor's applies a negative outlook. New issuance of New York municipal bonds has slowed in the past year and, year-to-date as of August 31, is down about 20% compared to the same period a year ago. The limited availability of new bonds has kept portfolio turnover relatively muted.

The weakened economy continued to put pressure on New York's budget. Despite spending cuts and significant increases in personal and sales tax rates, the state relied on one-time revenue sources, particularly $4.2 billion in proceeds from tobacco settlement revenue bonds, to close its budget gap in fiscal year 2004 (which ended March 31, 2004).

The state's 2005 fiscal year opened without an adopted budget. The governor's executive budget totals $99 billion and recommends closing a $5 billion gap through $2.6 billion in spending cuts and $1.5 billion in non-recurring sources, significantly less than the prior two fiscal years. Adopting and maintaining a balanced budget has been complicated by political resistance to additional tax hikes and cuts in popular programs, as well as pressures from local governments for pension and Medicaid relief, and a lack of readily available one-time revenue sources. The proposed budget also does not address a lawsuit recently won by the Campaign for Fiscal Equity that could require up to $2 billion in annual state education spending.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2004, the Common Stock of MuniHoldings New York Insured Fund, Inc. had net annualized yields of 6.07% and 6.64%, based on a year-end per share net asset value of $15.41 and a per share market price of $14.10, respectively, and $.936 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.36%, based on a change in per share net asset value from $15.19 to $15.41, and assuming reinvestment of $.933 per share ordinary income dividends.

The Fund's total return, based on net asset value, lagged the +10.38% average return of its comparable Lipper category of New York Insured Municipal Debt Funds for the 12-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) This is primarily attributed to our defensive positioning for most of the period, which consisted of a shorter-than-average portfolio duration. We employed this approach to lower portfolio volatility as we sought to protect the Fund's net asset value in case of rising interest rates. However, the market rallied in the past 12 months, with bond yields ending the year lower than where they began. Under these circumstances, the Fund's relative results were hampered, despite strong absolute returns. Nevertheless, we believe our short duration stance prepares the Fund for


4       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004
relative strong performance as interest rates rise in accordance with the Fed's tightening cycle.

The Fund's yield continued to be attractive throughout the year. In fact, we were able to maintain the Fund's monthly distribution rate in addition to increasing its percentage of retained income. In other words, the Fund earned more income than it was required to distribute, effectively growing its dividend reserves. The increased reserve helps ensure we are comfortably able to meet our monthly distribution requirement, even in less favorable market scenarios.

For the six-month period ended August 31, 2004, the total investment return on the Fund's Common Stock was -.84%, based on a change in per share net asset value from $16.08 to $15.41, and assuming reinvestment of $.474 per share income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We sought to increase the Fund's yield while also improving liquidity and flexibility in the portfolio. We sold some of the portfolio's lower-yielding, less-attractive bonds while seeking to add more attractively structured issues. In addition, by selling some of our less-appealing uninsured bonds, we freed up the portfolio's uninsured basket somewhat, thereby allowing us the flexibility to add higher-yielding uninsured bonds as they became available.

Overall, we have been targeting the 20-year - 30-year portion of the yield curve as the area with the most compelling balance of risk and reward, and lightening up beyond 30 years, as the longest maturities do not trade as readily in the secondary market. We have aimed to add bonds to the portfolio that may be of interest to retail as well as institutional investors. In conjunction with this strategy, we have used the derivative and swap markets to maintain our relatively short duration in preparation for rising market rates. Given the continued low interest rate environment, we remained fully invested throughout the period to enhance the portfolio's yield.

For the six-month period ended August 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, .86%; Series B, ..80%; Series C, .79%; Series D, .98%; and Series E, .88%. These attractive funding levels, in combination with a steep yield curve, continued to provide a generous income benefit to the Fund's Common Stock shareholders. While the Fed has articulated its intention to bring short-term interest rates to a neutral level, future interest rate increases are expected to be gradual and should not have a material impact on the positive advantage leverage has had upon the Fund's Common Stock yield. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At period-end, the Fund's leverage amount, due to AMPS, was 39.75% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

We continue to focus our efforts on the strategies outlined previously. We will look for opportunities to increase the Fund's turnover -- and effectively augment yield -- when interest rates back up and New York municipal bond issuance picks up. In light of the Fed's tightening program, we believe it is prudent to maintain the Fund's defensive positioning. The forward curve is projecting a target interest rate of 2% by year-end. We are looking for rising interest rates to provide opportunities to enhance the flexibility and liquidity of the portfolio.

Timothy T. Browse, CFA
Portfolio Manager

September 22, 2004

--------------------------------------------------------------------------------
We are pleased to announce that Timothy T. Browse, CFA, was named portfolio manager of the Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio since April 19, 2004. Mr. Browse is a Vice President and portfolio manager with the Tax-Exempt Fixed Income group of Merrill Lynch Investment Managers, L.P. Previously, he was a vice president, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003, and vice president and portfolio manager in the municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.
--------------------------------------------------------------------------------


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004        5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P       Moody's   Face
                      Ratings@  Ratings@  Amount    Municipal Bonds                                                         Value
===================================================================================================================================
New York--149.3%
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Albany County, New York, Airport Authority, Airport Revenue Bonds,
                                                    AMT (d):
                      AAA       Aaa       $ 1,500         5.375% due 12/15/2017                                           $   1,623
                      AAA       Aaa         1,500         5.50% due 12/15/2019                                                1,632
                      AAA       Aaa         5,200         6% due 12/15/2023                                                   5,788
                      -------------------------------------------------------------------------------------------------------------
                      AA        NR*         3,375   Albany, New York, IDA, Civic Facility Revenue Bonds (The
                                                    University Heights Association--Albany Law School), Series A,
                                                    6.75% due 12/01/2029 (m)                                                  3,912
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,000   Albany, New York, Municipal Water Finance Authority, Water and
                                                    Sewer System Revenue Refunding Bonds, Series A, 6.375%
                                                    due 12/01/2009 (b)(f)                                                     1,188
                      -------------------------------------------------------------------------------------------------------------
                                                    Buffalo, New York, GO, Series D (d):
                      AAA       Aaa         1,000         6% due 12/01/2009 (f)                                               1,169
                      AAA       Aaa         1,000         6% due 12/01/2013                                                   1,154
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,025   Erie County, New York, GO, Public Improvement, Series A, 5.75%
                                                    due 10/01/2013 (b)                                                        1,166
                      -------------------------------------------------------------------------------------------------------------
                                                    Erie County, New York, IDA, School Facility Revenue Bonds (City of
                                                    Buffalo Project) (d):
                      AAA       Aaa         2,500         5.75% due 5/01/2019                                                 2,863
                      AAA       Aaa         5,150         5.75% due 5/01/2024                                                 5,747
                      -------------------------------------------------------------------------------------------------------------
                                                    Long Island Power Authority, New York, Electric System Revenue
                                                    Bonds:
                      AAA       Aaa         3,000         Series A, 5% due 9/01/2029 (a)                                      3,054
                      AAA       Aaa         2,500         Series A, 5% due 9/01/2034 (a)                                      2,540
                      AAA       Aaa         3,500         Series C, 5% due 9/01/2033 (l)                                      3,546
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         8,380   Madison County, New York, IDA, Civic Facility Revenue Bonds
                                                    (Colgate University Project), Series A, 5% due 7/01/2039 (e)              8,498
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         6,600   Metropolitan Transportation Authority, New York, Commuter
                                                    Facilities Revenue Bonds (Grand Central Terminal), Series 1,
                                                    5.70% due 7/01/2005 (d)(f)                                                6,898
                      -------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Commuter
                                                    Facilities Revenue Refunding Bonds, Series D (e):
                      AAA       Aaa           460         5.125% due 1/01/2012 (f)                                              517
                      AAA       Aaa           540         5.125% due 7/01/2022 (j)                                              587
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         7,280   Metropolitan Transportation Authority, New York, Dedicated Tax
                                                    Fund Revenue Bonds, Series A, 5% due 11/15/2031 (b)                       7,385
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         7,500   Metropolitan Transportation Authority, New York, Dedicated Tax
                                                    Fund Revenue Refunding Bonds, Series A, 5.50% due 11/15/2026 (d)          8,084
                      -------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Revenue Refunding
                                                    Bonds:
                      NR*       Aaa         3,000         RIB, Series 724X, 9.93% due 11/15/2032 (d)(g)                       3,657
                      AAA       Aaa         2,500         Series A, 5.50% due 11/15/2018 (a)                                  2,816
                      AAA       Aaa         2,500         Series A, 5.25% due 11/15/2031 (b)                                  2,605
                      AAA       Aaa        29,000         Series A, 5.75% due 11/15/2032 (d)                                 32,173
                      AAA       Aaa         1,500         Series B, 5% due 11/15/2028 (e)                                     1,529
                      -------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Service Contract
                                                    Revenue Refunding Bonds, Series A (b):
                      AAA       Aaa         3,500         5% due 7/01/2021                                                    3,680
                      AAA       Aaa         2,000         5% due 7/01/2025                                                    2,057
                      -------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Transit
                                                    Facilities Revenue Bonds (f):
                      AAA       Aaa         1,215         Series C, 4.75% due 1/01/2012 (d)                                   1,334
                      AAA       Aaa         2,535         Series C, 4.75% due 7/01/2012 (d)                                   2,790
                      AAA       Aaa         1,000         Series C-1, 5.50% due 7/01/2008 (e)                                 1,120

Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


6       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
                      Ratings@  Ratings@  Amount    Municipal Bonds                                                         Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                      AAA       Aaa       $ 2,500   Metropolitan Transportation Authority, New York, Transportation
                                                    Revenue Bonds, Series A, 5% due 11/15/2032 (b)                        $   2,542
                      -------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Transportation
                                                    Revenue Refunding Bonds (e):
                      AAA       Aaa           800         Series E, 5.125% due 11/15/2024                                       838
                      AAA       Aaa         6,300         Series F, 5.25% due 11/15/2027                                      6,594
                      AAA       Aaa         1,070         Series F, 5% due 11/15/2031                                         1,087
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,385   Monroe Woodbury, New York, Central School District, GO, 5.625%
                                                    due 5/15/2023 (e)                                                         2,589
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,300   Nassau County, New York, Interim Finance Authority, Sales Tax
                                                    Secured Revenue Bonds, Series A, 4.75% due 11/15/2023 (a)                 1,327
                      -------------------------------------------------------------------------------------------------------------
                                                    Nassau County, New York, Interim Finance Authority, Sales Tax
                                                    Secured Revenue Refunding Bonds, Series A-2 (a):
                      AAA       Aaa         5,545         5.375% due 11/15/2006 (f)                                           6,029
                      AAA       Aaa           460         5.375% due 11/15/2013                                                 497
                      AAA       Aaa           135         5.375% due 11/15/2014                                                 146
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,210   Nassau Health Care Corporation, New York, Health System Revenue
                                                    Bonds, 5.75% due 8/01/2029 (d)                                            5,716
                      -------------------------------------------------------------------------------------------------------------
                      BBB       A3            705   New York City, New York, City Health and Hospital Corporation,
                                                    Health System Revenue Bonds, Series A, 5.375% due 2/15/2026                 717
                      -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Health and Hospital Corporation,
                                                    Health System Revenue Refunding Bonds, Series A:
                      AAA       Aaa         3,000         5.25% due 2/15/2012 (a)                                             3,355
                      AAA       Aaa         2,000         5.25% due 2/15/2017 (e)                                             2,168
                      -------------------------------------------------------------------------------------------------------------
                      A-1+      VMIG-1+     1,600   New York City, New York, City Housing Development Corporation,
                                                    M/F Rental Housing Revenue Bonds (Carnegie Park), VRDN, Series A,
                                                    1.32% due 11/15/2019 (h)(i)                                               1,600
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa           885   New York City, New York, City IDA, Civic Facility Revenue Bonds
                                                    (Anti-Defamation League Foundation), Series A, 5.50%
                                                    due 6/01/2022 (e)                                                           961
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,200   New York City, New York, City IDA, Civic Facility Revenue
                                                    Refunding Bonds (Nightingale-Bamford School), 5.25%
                                                    due 1/15/2017 (a)                                                         1,320
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        18,960   New York City, New York, City IDA, IDR (Japan Airlines Company),
                                                    AMT, 6% due 11/01/2015 (d)                                               19,464
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         7,965   New York City, New York, City IDA, Parking Facility Revenue Bonds
                                                    (Royal Charter--New York Presbyterian), 5.75% due 12/15/2029 (d)          8,781
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,000   New York City, New York, City IDA, Special Facilities Revenue
                                                    Bonds (Terminal One Group), AMT, 6.125% due 1/01/2024 (e)                 5,124
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa           500   New York City, New York, City Municipal Water Finance Authority,
                                                    Water and Sewer System Crossover Revenue Refunding Bonds, Series
                                                    F, 5% due 6/15/2029 (d)                                                     507
                      -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Municipal Water Finance Authority,
                                                    Water and Sewer System Revenue Bonds:
                      NR*       Aaa        11,500         RIB, Series 726X, 9.93% due 6/15/2027 (e)(g)                       13,996
                      AAA       Aaa         2,850         Series A, 5.75% due 6/15/2031 (b)                                   3,141
                      AAA       Aaa         3,970         Series B, 5.75% due 6/15/2006 (e)(f)                                4,292
                      AAA       Aaa        11,000         Series B, 5.75% due 6/15/2029 (e)                                  11,896
                      A-1+      VMIG-1+       700         VRDN, Series C, 1.33% due 6/15/2023 (b)(h)                            700
                      -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Municipal Water Finance Authority,
                                                    Water and Sewer System Revenue Refunding Bonds:
                      AAA       Aaa         4,250         Series A, 5.50% due 6/15/2005 (b)(f)                                4,385
                      AAA       Aaa         6,800         Series A, 5.50% due 6/15/2005 (e)(f)                                7,017
                      AAA       Aaa         2,250         Series A, 5.375% due 6/15/2026 (d)                                  2,361
                      AAA       Aaa         1,250         Series A, 5.125% due 6/15/2034 (e)                                  1,281
                      AAA       Aaa         7,380         Series B, 5.75% due 6/15/2006 (e)(f)                                7,932
                      A-1+      VMIG-1+       500         VRDN, Series G, 1.32% due 6/15/2024 (b)(h)                            500
                      -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Transitional Finance Authority,
                                                    Future Tax Secured Revenue Bonds:
                      AAA       Aaa         6,405         Series B, 6.25% due 11/15/2018 (b)                                  7,455
                      AA+       Aa2         3,170         Series C, 5.50% due 5/01/2025                                       3,407
                      AAA       Aaa        16,200         Series C, 5% due 2/01/2033 (b)                                     16,479
                      AAA       Aaa         2,500         Series E, 5.25% due 2/01/2022 (e)                                   2,686


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004        7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's    Face
                      Ratings@  Ratings@   Amount   Municipal Bonds                                                         Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                      AAA       Aaa       $ 1,000   New York City, New York, City Transitional Finance Authority,
                                                    Future Tax Secured Revenue Refunding Bonds, Series B, 5%
                                                    due 5/01/2030 (a)                                                     $   1,017
                      -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Transitional Finance Authority
                                                    Revenue Bonds, Series B (e)(f):
                      AAA       Aa2         1,145         5.50% due 2/01/2012                                                 1,293
                      AAA       Aaa           805         5.50% due 2/01/2013                                                   909
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,000   New York City, New York, City Transitional Finance Authority,
                                                    Revenue Refunding Bonds, Series A, 5% due 11/15/2026 (b)                  1,024
                      -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO:
                      NR*       Aaa         4,750         RIB, Series 725X, 9.93% due 3/15/2027 (d)(g)                        5,775
                      AAA       Aaa         4,500         Series B, 5.75% due 8/01/2013 (e)                                   5,152
                      A         A2          3,750         Series D, 5.25% due 10/15/2023                                      3,933
                      AAA       A2            925         Series I, 6.25% due 4/15/2007 (e)(f)                                1,035
                      AAA       Aaa           925         Series I, 6.25% due 4/15/2027 (e)                                   1,016
                      A         A2          8,000         Series J, 5% due 5/15/2023                                          8,204
                      A         A2          1,290         Sub-Series C-1, 4.75% due 8/15/2025                                 1,279
                      A         A2          1,150         Sub-Series C-1, 5.25% due 8/15/2026                                 1,196
                      A         A2            750         Sub-Series C-1, 5.10% due 8/15/2027                                   764
                      -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO, Refunding:
                      AAA       A2            290         Series A, 6.375% due 5/15/2010 (b)(f)                                 346
                      AAA       A2            710         Series A, 6.375% due 5/15/2013 (b)                                    835
                      AAA       Aaa         3,700         Series A, 6.25% due 5/15/2026 (d)                                   4,308
                      A         A2          2,355         Series G, 5.75% due 2/01/2006 (f)                                   2,525
                      A         A2          1,295         Series G, 5.75% due 2/01/2020                                       1,367
                      -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, Trust for Cultural Resources Revenue
                                                    Refunding Bonds (American Museum of Natural History), Series
                                                    A (e):
                      AAA       Aaa         4,250         5% due 7/01/2036                                                    4,341
                      AAA       Aaa         7,250         5% due 7/01/2044                                                    7,338
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,300   New York State Dormitory Authority, Hospital Revenue Bonds (New
                                                    York Methodist Hospital), Series A, 6.05% due 8/01/2006 (a)(c)(f)         2,531
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Hospital Revenue Refunding
                                                    Bonds:
                      AAA       Aaa         1,000         (New York Presbyterian Hospital), 5.50% due 8/01/2011 (a)(c)        1,135
                      AAA       Aaa         2,300         (New York Presbyterian Hospital), Series A, 5.25%
                                                          due 8/15/2019 (d)                                                   2,522
                      AAA       Aaa         2,000         (North General Hospital), 5.75% due 2/15/2017 (k)                   2,272
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Lease Revenue Bonds:
                      AAA       Aaa         1,535         (Municipal Health Facilities Improvement Program), Series 1,
                                                          5.50% due 1/15/2014 (d)                                             1,722
                      AAA       Aaa           645         (Office Facilities Audit and Control), 5.50%
                                                          due 4/01/2023 (e)                                                     706
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,230   New York State Dormitory Authority, Mental Health Facilities
                                                    Revenue Bonds, Series B, 5.25% due 2/15/2017 (e)                          1,364
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority Revenue Bonds:
                      AAA       Aaa         1,340         (853 Schools Program), Issue 2, Series E, 5.75%
                                                          due 7/01/2019 (a)                                                   1,509
                      AAA       Aaa         1,200         (Cooper Union of Advance Science), 6.25% due 7/01/2029 (e)          1,373
                      AAA       Aaa           500         (Fordham University), 5% due 7/01/2020 (b)                            529
                      AAA       Aaa         2,058         (Gustavus Adolphus Children's School), Series B, 5.50%
                                                          due 7/01/2018 (a)                                                   2,287
                      AAA       Aaa         6,750         (Interfaith Medical Center), Series D, 5.40%
                                                          due 2/15/2028 (e)                                                   7,141
                      AA        NR*         1,585         (Long Island University), Series B, 5.50% due 9/01/2020 (m)         1,711
                      AA        NR*         1,250         (Long Island University), Series B, 5.25% due 9/01/2028 (m)         1,285
                      AA-       NR*         1,835         (Mental Health Services Facilities Improvement), Series B,
                                                          5.25% due 2/15/2023                                                 1,937
                      AAA       Aaa         1,100         (Mental Health Services Facilities Improvement), Series D,
                                                          5.875% due 2/15/2015 (d)                                            1,224
                      AAA       Aaa         1,180         (New York State Rehabilitation Association), Series A,
                                                          5.25% due 7/01/2019 (l)                                             1,281
                      AAA       Aaa         1,000         (New York State Rehabilitation Association), Series A,
                                                          5.125% due 7/01/2023 (l)                                            1,044
                      AAA       Aaa         1,845         (Pace University), 6% due 7/01/2019 (e)                             2,129
                      AAA       Aaa         3,500         (Pace University), 6% due 7/01/2029 (e)                             3,967
                      AAA       Aaa         1,750         (Saint Agnes Hospital), 5.40% due 2/15/2025 (e)                     1,864
                      AAA       Aaa         2,150         (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)               2,293


8       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's    Face
                      Ratings@  Ratings@   Amount   Municipal Bonds                                                         Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority Revenue Bonds (concluded):
                      AAA       Aaa       $ 1,240         (School Districts Financing Program), Series D, 5%
                                                          due 10/01/2030 (e)                                              $   1,261
                      AAA       Aaa         6,900         (School Districts Financing Program), Series E, 5.75%
                                                          due 10/01/2030 (e)                                                  7,649
                      AAA       Aaa         1,400         (State University Educational Facilities), Series B, 5.75%
                                                          due 5/15/2010 (d)(f)                                                1,625
                      AAA       Aaa         1,135         (Upstate Community Colleges), Series A, 6% due 7/01/2017 (d)        1,310
                      AAA       Aaa           190         (Upstate Community Colleges), Series A, 6% due 7/01/2018 (d)          219
                      AAA       Aaa           270         (Upstate Community Colleges), Series A, 6% due 7/01/2019 (d)          312
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Revenue Refunding Bonds:
                      AAA       Aaa         3,700         (Bronx-Lebanon Hospital Center), Series E, 5.20%
                                                          due 2/15/2013 (e)                                                   4,041
                      AAA       Aaa         1,865         (City University System), Series 1, 5.25% due 7/01/2014 (b)         2,058
                      AAA       Aaa         3,400         (Saint Charles Hospital and Rehabilitation Center), Series
                                                          A, 5.625% due 7/01/2012 (e)                                         3,755
                      AAA       Aaa         1,370         (School District Financing Program), Series I, 5.75%
                                                          due 10/01/2018 (e)                                                  1,578
                      AAA       A3             65         Series B, 5.50% due 2/15/2007 (e)(f)                                   72
                      AAA       A3          4,485         Series B, 5.50% due 8/15/2017 (e)(j)                                4,883
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,000   New York State Dormitory Authority, State Personal Income Tax
                                                    Education Revenue Bonds, Series A, 5% due 3/15/2032 (e)                   1,016
                      -------------------------------------------------------------------------------------------------------------
                      AA        Aaa         1,545   New York State Dormitory Authority, State Personal Income Tax
                                                    Revenue Bonds, Series A, 5% due 3/15/2017 (e)                             1,668
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         6,500   New York State Dormitory Authority, State University Educational
                                                    Facilities Revenue Refunding Bonds (1989 Resources), 6%
                                                    due 5/15/2012 (e)                                                         7,525
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Energy Research and Development Authority,
                                                    Facilities Revenue Refunding Bonds (Consolidated Edison Co. of
                                                    New York), Series A:
                      AAA       Aaa        12,505         6.10% due 8/15/2020 (a)                                            13,173
                      AAA       Aaa         3,500         6.10% due 8/15/2020 (e)                                             3,686
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         6,000   New York State Energy Research and Development Authority, PCR,
                                                    Refunding (Central Hudson Gas and Electric), Series A, 5.45%
                                                    due 8/01/2027 (a)                                                         6,427
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,285   New York State Energy Research and Development Authority, Solid
                                                    Waste Disposal Revenue Bonds (New York State Electric and Gas Co.
                                                    Project), AMT, Series A, 5.70% due 12/01/2028 (e)                         1,314
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         4,400   New York State Environmental Facilities Corporation, Water
                                                    Facilities Revenue Refunding Bonds (Spring Valley Water Company),
                                                    Series B, 6.15% due 8/01/2024 (a)                                         4,503
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State, HFA, Revenue Refunding Bonds, Series A:
                      AAA       Aaa         2,000         (Fulton Manor), 6.10% due 11/15/2025 (a)(c)                         2,099
                      AAA       Aaa         1,560         (Housing Mortgage Project), 6.10% due 11/01/2015 (d)                1,625
                      AAA       Aaa         2,050         (Nursing Home and Health Care Project), 4.60%
                                                          due 11/01/2006 (e)                                                  2,165
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa           750   New York State, HFA, State Personal Income Tax Revenue Bonds
                                                    (Economic Development and Housing), Series A, 5% due 9/15/2023 (e)          782
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,000   New York State Medical Care Facilities Finance Agency Revenue
                                                    Bonds (Mental Health Services), Series A, 6% due 2/15/2005 (e)(f)         1,041
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         6,800   New York State Medical Care Facilities, Mortgage Finance Agency
                                                    Revenue Bonds (Montefiore Medical Center), Series A, 5.75%
                                                    due 2/15/2025 (a)(c)                                                      7,034
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds
                                                    (e):
                      AAA       Aaa         2,805         AMT, Series 84, 5.90% due 4/01/2022                                 2,982
                      AAA       Aaa         2,645         Series 89, 6% due 10/01/2017                                        2,863
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency, Homeowner Mortgage Revenue
                                                    Refunding Bonds:
                      AAA       Aaa         2,140         AMT, Series 67, 5.70% due 10/01/2017 (e)                            2,248
                      AAA       Aaa        13,495         AMT, Series 67, 5.80% due 10/01/2028 (e)                           14,058
                      NR*       Aa1         1,000         Series 61, 5.80% due 10/01/2017                                     1,039
                      AAA       Aaa         2,100         Series 83, 5.55% due 10/01/2027 (e)                                 2,179
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency Revenue Bonds, AMT, Series 27:
                      NR*       Aaa         3,500         5.80% due 10/01/2020                                                3,713
                      AAA       Aaa         5,700         5.875% due 4/01/2030 (e)                                            6,074


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004        9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's    Face
                      Ratings@  Ratings@   Amount   Municipal Bonds                                                         Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                      AAA       Aaa       $ 1,775   New York State Mortgage Agency, Revenue Refunding Bonds, AMT,
                                                    Series 82, 5.65% due 4/01/2030 (e)                                    $   1,864
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Municipal Bond Bank Agency, Special School Purpose
                                                    Revenue Bonds, Series C:
                      A+        NR*         3,000         5.25% due 6/01/2019                                                 3,226
                      A+        NR*         3,900         5.25% due 6/01/2020                                                 4,168
                      A+        NR*         2,250         5.25% due 6/01/2021                                                 2,387
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Thruway Authority, Highway and Bridge Trust Fund
                                                    Revenue Bonds, Series B-1 (b):
                      AAA       Aaa         5,000         5.75% due 4/01/2013                                                 5,708
                      AAA       Aaa         3,000         5.75% due 4/01/2014                                                 3,425
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,045   New York State Thruway Authority, Second General Highway and
                                                    Bridge Trust Fund Revenue Bonds, Series A, 5.25% due 4/01/2023 (e)        3,257
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,095   New York State Thruway Authority, Service Contract Revenue
                                                    Refunding Bonds (Local Highway), 6% due 4/01/2012 (e)                     3,444
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,400   New York State Thruway, Transportation Authority, State Personal
                                                    Income Tax Revenue Bonds, Series A, 5% due 3/15/2020 (e)                  1,488
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,000   New York State Urban Development Corporation, Personal Income Tax
                                                    Revenue Bonds, Series C-1, 5% due 3/15/2033 (e)                           3,048
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa1       10,000   Niagara County, New York, IDA, Solid Waste Disposal Revenue
                                                    Refunding Bonds, AMT, Series B, 5.55% due 11/15/2024                     10,453
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,095   Niagara Falls, New York, Public Water Authority, Water and Sewer
                                                    System Revenue Bonds, Series A, 5.50% due 7/15/2026 (e)                   1,147
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,700   Oneida County, New York, IDA, Civic Facilities Revenue Bonds
                                                    (Mohawk Valley), Series A, 5.20% due 2/01/2013 (d)                        1,856
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,800   Oneida-Herkimer, New York, Solid Waste Management Authority, Solid
                                                    Waste Revenue Refunding Bonds, 5.50% due 4/01/2013 (d)                    2,041
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,500   Port Authority of New York and New Jersey, Consolidated Revenue
                                                    Bonds, AMT, One Hundred Thirty-Seventh Series, 5.125%
                                                    due 7/15/2030 (d)                                                         2,541
                      -------------------------------------------------------------------------------------------------------------
                      AAA       NR*         6,000   Port Authority of New York and New Jersey, Revenue Refunding
                                                    Bonds, DRIVERS, AMT, Series 177, 10.376% due 10/15/2032 (e)(g)            7,152
                      -------------------------------------------------------------------------------------------------------------
                      AAA       NR*        13,365   Port Authority of New York and New Jersey, Special Obligation
                                                    Revenue Bonds, DRIVERS, AMT, Series 278, 9.873%
                                                    due 12/01/2022 (e)(g)                                                    15,913
                      -------------------------------------------------------------------------------------------------------------
                                                    Port Authority of New York and New Jersey, Special Obligation
                                                    Revenue Bonds (JFK International Air Terminal LLC), AMT,
                                                    Series 6 (e):
                      AAA       Aaa         3,000         6.25% due 12/01/2011                                                3,429
                      AAA       Aaa         7,830         6.25% due 12/01/2015                                                9,089
                      AAA       Aaa         7,000         5.90% due 12/01/2017                                                7,737
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         2,340   Rome, New York, City School District, GO, 5.50% due 6/15/2017 (d)         2,606
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         5,000   Schenectady, New York, IDA, Civic Facility Revenue Bonds (Union
                                                    College Project), Series A, 5.45% due 12/01/2029 (a)                      5,358
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         3,000   Schenectady, New York, IDA, Civic Facility Revenue Refunding Bonds
                                                    (Union College Project), Series A, 5.625% due 7/01/2031 (a)               3,257
                      -------------------------------------------------------------------------------------------------------------
                      A         A3          4,355   Suffolk County, New York, IDA, IDR (Keyspan-Port Jefferson), AMT,
                                                    5.25% due 6/01/2027                                                       4,414
                      -------------------------------------------------------------------------------------------------------------
                                                    Suffolk County, New York, IDA, Solid Waste Disposal Facility,
                                                    Revenue Refunding Bonds (Ogden Martin System Huntington Project),
                                                    AMT (a):
                      AAA       Aaa         4,660         6% due 10/01/2010                                                   5,377
                      AAA       Aaa         5,000         6.15% due 10/01/2011                                                5,857
                      AAA       Aaa         3,530         6.25% due 10/01/2012                                                4,178


10      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's    Face
                      Ratings@  Ratings@   Amount   Municipal Bonds                                                         Value
===================================================================================================================================
New York (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Tobacco Settlement Financing Corporation of New York Revenue
                                                    Bonds:
                      AAA       Aaa       $ 5,000         Series A-1, 5.25% due 6/01/2020 (a)                             $   5,392
                      AAA       Aaa        20,275         Series A-1, 5.25% due 6/01/2021 (a)                                21,712
                      AAA       Aaa         2,000         Series A-1, 5.25% due 6/01/2022 (a)                                 2,134
                      AA-       A3          3,700         Series C-1, 5.50% due 6/01/2021                                     4,021
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,500   Triborough Bridge and Tunnel Authority, New York, General Purpose
                                                    Revenue Refunding Bonds, Series A, 5% due 1/01/2032 (e)                   2,535
                      -------------------------------------------------------------------------------------------------------------
                                                    Triborough Bridge and Tunnel Authority, New York, Revenue
                                                    Refunding Bonds (e):
                      AAA       Aaa        12,000         5.25% due 11/15/2023                                               12,806
                      AAA       Aaa        10,815         5% due 11/15/2032                                                  10,982
                      AAA       Aaa         1,500         Series B, 5% due 11/15/2032                                         1,523
                      -------------------------------------------------------------------------------------------------------------
                      A-1+      VMIG-1+     2,500   Triborough Bridge and Tunnel Authority, New York, Special
                                                    Obligation Revenue Refunding Bonds, VRDN, Series C, 1.29%
                                                    due 1/01/2031 (d)(h)                                                      2,500
                      -------------------------------------------------------------------------------------------------------------
                                                    Triborough Bridge and Tunnel Authority, New York, Subordinate
                                                    Revenue Bonds:
                      AAA       Aaa         2,465         5% due 11/15/2028 (a)                                               2,513
                      AAA       Aaa         2,500         5% due 11/15/2032 (b)                                               2,542
                      AAA       Aaa         6,000         Series A, 5.25% due 11/15/2030 (e)                                  6,280
                      -------------------------------------------------------------------------------------------------------------
                      NR*       A3          2,000   United Nations Development Corporation, New York, Revenue
                                                    Refunding Bonds, Senior Lien, Series A, 5.25% due 7/01/2020               2,116
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,680   Warren & Washington Counties, New York, IDA, Civic Facility
                                                    Revenue Bonds (Glens Falls Hospital Project), Series A, 5%
                                                    due 12/01/2035 (d)                                                        1,700
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         7,000   Westchester County, New York, IDA, Civic Facility Revenue Bonds
                                                    (Purchase College Foundation Housing Project), Series A, 5.75%
                                                    due 12/01/2031 (a)                                                        7,765
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,795   Yonkers, New York, GO, Series A, 5.75% due 10/01/2015 (b)                 2,054
                      -------------------------------------------------------------------------------------------------------------

===================================================================================================================================
Puerto Rico--14.8%
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Children's Trust Fund Project of Puerto Rico, Tobacco Settlement
                                                    Revenue Refunding Bonds:
                      BBB       Baa3          985         5.375% due 5/15/2033                                                  891
                      BBB       Baa3        6,055         5.50% due 5/15/2039                                                 5,209
                      -------------------------------------------------------------------------------------------------------------
                                                    Puerto Rico Commonwealth, GO, Refunding, Series A:
                      AAA       Aaa         9,395         4% due 7/01/2031 (b)                                                9,704
                      AAA       Aaa         2,500         5% due 7/01/2031 (d)                                                2,749
                      -------------------------------------------------------------------------------------------------------------
                                                    Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                    Transportation Revenue Bonds:
                      AAA       Aaa         4,800         5.25% due 7/01/2017 (b)                                             5,345
                      AAA       Aaa         1,250         Trust Receipts, Class R, Series B, 10.096%
                                                          due 7/01/2035 (e)(g)                                                1,614
                      -------------------------------------------------------------------------------------------------------------
                      A         Baa1       15,495   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                    Transportation Revenue Refunding Bonds, Series D, 5.75%
                                                    due 7/01/2041                                                            16,853
                      -------------------------------------------------------------------------------------------------------------
                                                    Puerto Rico Commonwealth, Public Improvement, GO, Series A:
                      A-        Baa1        4,600         5.25% due 7/01/2019                                                 4,946
                      A-        Baa1        7,475         5.25% due 7/01/2020                                                 7,981
                      -------------------------------------------------------------------------------------------------------------
                      A-        A3          4,750   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
                                                    NN, 5.125% due 7/01/2029                                                  4,849
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,000   Puerto Rico Public Buildings Authority, Government Facilities
                                                    Revenue Refunding Bonds, Series J, 5% due 7/01/2036 (a)                   3,303
                      -------------------------------------------------------------------------------------------------------------
                      AAA       NR*         5,600   Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                                    Series 272, 9.743% due 8/01/2030 (g)                                      6,601
                      -------------------------------------------------------------------------------------------------------------

===================================================================================================================================
Guam--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
                                                    A.B. Won Guam International Airport Authority, General Revenue
                                                    Refunding Bonds, AMT, Series C (e):
                      AAA       Aaa         3,700         5.25% due 10/01/2021                                                3,978
                      AAA       Aaa         1,050         5.25% due 10/01/2022                                                1,122
                      -------------------------------------------------------------------------------------------------------------
                                                    Total Municipal Bonds (Cost--$747,620)--165.2%                          783,602


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004       11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                          Shares
                                          Held      Short-Term Securities                                                   Value
                      =============================================================================================================
                                               28   CMA New York Municipal Money Fund (n)                                 $      28
                      -------------------------------------------------------------------------------------------------------------
                                                    Total Short-Term Securities (Cost--$28)--0.0%                                28
                      =============================================================================================================
                      Total Investments (Cost--$747,648**)--165.2%                                                          783,630

                      Other Assets Less Liabilities--0.8%                                                                     3,743

                      Preferred Stock, at Redemption Value--(66.0%)                                                        (313,016)
                                                                                                                          ---------
                      Net Assets Applicable to Common Stock--100.0%                                                       $ 474,357
                                                                                                                          =========

*     Not Rated.
** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes were as follows:

                                                                  (in Thousands)
      -------------------------------------------------------------------------
      Aggregate cost ................................................  $747,544
                                                                       ========
      Gross unrealized appreciation .................................  $ 38,293
      Gross unrealized depreciation .................................    (2,207)
                                                                       --------
      Net unrealized appreciation ...................................  $ 36,086
                                                                       ========

+     Highest short-term rating by Moody's Investors Service, Inc.
@     Ratings of issues shown are unaudited.
(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2004.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2004.
(i)   FNMA Collateralized.
(j)   Escrowed to maturity.
(k)   XL Capital Insured.
(l)   CIFG Insured.
(m)   Radian Insured.
(n) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                             Activity     Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                     (4,486)          $12
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of August 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 4.098%

      Broker, Morgan Stanley Capital Services, Inc.
       Expires September 2014                             $78,000       $(3,878)
      --------------------------------------------------------------------------
      Total                                                             $(3,878)
                                                                        =======

      Financial futures contracts sold as of August 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                        Expiration        Face        Unrealized
      Contracts         Issue             Date           Value      Appreciation
      --------------------------------------------------------------------------
         380        Ten-Year U.S.       December
                    Treasury Bond         2004          $42,755             $76
      --------------------------------------------------------------------------
      Total Unrealized Appreciation--Net                                    $76
                                                                            ===

      See Notes to Financial Statements.


12      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

Statement of Net Assets

As of August 31, 2004
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$747,620,469) ........................                      $ 783,602,766
                       Investments in affiliated securities, at value
                        (identified cost--$27,667) .............................                             27,667
                       Cash ....................................................                            267,386
                       Receivables:
                          Interest .............................................    $  10,399,888
                          Securities sold ......................................          952,187        11,352,075
                                                                                    -------------
                       Prepaid expenses ........................................                             11,532
                                                                                                      -------------
                       Total assets ............................................                        795,261,426
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ..                          3,877,770
                       Payables:
                          Securities purchased .................................        3,575,242
                          Dividends to Common Stock shareholders ...............          188,838
                          Variation margin .....................................          155,683
                          Investment adviser ...................................           21,669
                          Other affiliates .....................................            6,735         3,948,167
                                                                                    -------------
                       Accrued expenses and other liabilities ..................                             62,559
                                                                                                      -------------
                       Total liabilities .......................................                          7,888,496
                                                                                                      -------------
===================================================================================================================
Preferred Stock
-------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per
                        share (1,900 Series A Shares, 1,900 Series B Shares,
                        3,040 Series C Shares, 3,680 Series D Shares and 2,000
                        Series E Shares of AMPS* authorized, issued and
                        outstanding at $25,000 per share liquidation preference)                        313,016,276
                                                                                                      -------------
===================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ...................                      $ 474,356,654
                                                                                                      =============
===================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (30,784,615 shares
                        issued and outstanding) ................................                      $   3,078,462
                       Paid-in capital in excess of par ........................                        474,902,115
                       Undistributed investment income--net ....................    $   7,693,792
                       Accumulated realized capital losses--net ................      (43,498,005)
                       Unrealized appreciation--net ............................       32,180,290
                                                                                    -------------
                       Total accumulated losses--net ...........................                         (3,623,923)
                                                                                                      -------------
                       Total--Equivalent to $15.41 net asset value per share of
                        Common Stock (market price--$14.10) ....................                      $ 474,356,654
                                                                                                      =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004       13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended August 31, 2004
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                       Interest ................................................                      $  37,672,342
                       Dividends from affiliates ...............................                             11,663
                                                                                                      -------------
                       Total income ............................................                         37,684,005
                                                                                                      -------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ................................    $   4,323,368
                       Commission fees .........................................          802,140
                       Accounting services .....................................          236,082
                       Transfer agent fees .....................................           85,745
                       Professional fees .......................................           53,650
                       Printing and shareholder reports ........................           50,045
                       Custodian fees ..........................................           40,018
                       Directors' fees and expenses ............................           35,415
                       Pricing fees ............................................           26,451
                       Listing fees ............................................           23,818
                       Other ...................................................           77,305
                                                                                    -------------
                       Total expenses before reimbursement and waiver ..........        5,754,037
                       Reimbursement and waiver of expenses ....................         (362,095)
                                                                                    -------------
                       Total expenses after reimbursement and waiver ...........                          5,391,942
                                                                                                      -------------
                       Investment income--net ..................................                         32,292,063
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net .....................................       (4,435,942)
                          Futures contracts and swaps--net .....................       (4,297,172)       (8,733,114)
                                                                                    -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .....................................       18,410,121
                          Futures contracts and swaps--net .....................       (3,802,007)       14,608,114
                                                                                    -------------------------------
                       Total realized and unrealized gain--net .................                          5,875,000
                                                                                                      -------------
===================================================================================================================
Dividends to Preferred Stock Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................                         (2,600,404)
                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ....                      $  35,566,659
                                                                                                      =============

      See Notes to Financial Statements.


14      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

Statements of Changes in Net Assets

                                                                                           For the Year Ended
                                                                                               August 31,
                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                       2004              2003
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................    $  32,292,063     $  33,504,851
                       Realized gain (loss)--net ...............................       (8,733,114)        7,565,934
                       Change in unrealized appreciation--net ..................       14,608,114       (24,859,993)
                       Dividends to Preferred Stock shareholders ...............       (2,600,404)       (3,268,878)
                                                                                    -------------------------------
                       Net increase in net assets resulting from operations ....       35,566,659        12,941,914
                                                                                    -------------------------------
===================================================================================================================
Dividends to Common Stock Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................      (28,722,046)      (27,613,800)
                                                                                    -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ..............................      (28,722,046)      (27,613,800)
                                                                                    -------------------------------
===================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ...........................................        6,844,613       (14,671,886)
                       Beginning of year .......................................      467,512,041       482,183,927
                                                                                    -------------------------------
                       End of year* ............................................    $ 474,356,654     $ 467,512,041
                                                                                    ===============================
                          * Undistributed investment income--net ...............    $   7,693,792     $   6,722,385
                                                                                    ===============================

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004       15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                         August 31,
                                                                     ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2004         2003         2002        2001++       2000++
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......    $  15.19     $  15.66     $  15.78     $  14.19     $  14.16
                                                                     ------------------------------------------------------------
                       Investment income--net ...................        1.05+        1.09+        1.07+        1.12+        1.13
                       Realized and unrealized gain (loss)--net .         .18         (.58)        (.19)        1.52          .08
                       Dividends to Preferred Stock shareholders:
                          Investment income--net ................        (.08)        (.08)        (.12)        (.27)        (.37)
                       Capital charge resulting from issuance of
                        Preferred Stock .........................          --           --           --           --@@         --
                                                                     ------------------------------------------------------------
                       Total from investment operations .........        1.15          .43          .76         2.37          .84
                                                                     ------------------------------------------------------------
                       Less dividends to Common Stock shareholders
                        from investment income--net .............        (.93)        (.90)        (.88)        (.78)        (.81)
                       Capital charge resulting from issuance of
                        Common Stock ............................          --           --           --           --@@         --
                                                                     ------------------------------------------------------------
                       Net asset value, end of year .............    $  15.41     $  15.19     $  15.66     $  15.78     $  14.19
                                                                     ============================================================
                       Market price per share, end of year ......    $  14.10     $  13.79     $  14.37     $  14.37     $ 12.625
                                                                     ============================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share ..........        9.21%        2.22%        6.49%       20.75%       (3.58%)
                                                                     ============================================================
                       Based on net asset value per share .......        8.36%        3.32%        5.68%       17.97%        7.14%
                                                                     ============================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement and
                        waiver excluding reorganization expenses**       1.14%        1.13%        1.16%        1.14%        1.17%
                                                                     ============================================================
                       Total expenses, excluding reorganization
                        expenses** ..............................        1.21%        1.20%        1.23%        1.24%        1.29%
                                                                     ============================================================
                       Total expenses** .........................        1.21%        1.20%        1.26%        1.32%        1.46%
                                                                     ============================================================
                       Total investment income--net** ...........        6.80%        6.96%        7.01%        7.46%        8.58%
                                                                     ============================================================
                       Amount of dividends to Preferred Stock
                        shareholders ............................         .55%         .68%         .98%        2.22%        2.90%
                                                                     ============================================================
                       Investment income--net, to Common Stock
                        shareholders ............................        6.25%        6.28%        6.03%        5.24%        5.68%
                                                                     ============================================================


16      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

Financial Highlights (concluded)

                                                                                          For the Year Ended
                                                                                               August 31,
The following per share data and ratios have been derived            ------------------------------------------------------------
from information provided in the financial statements.                 2004          2003        2002        2001++       2000++
=================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
---------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement and
                        waiver excluding reorganization expenses          .68%         .68%         .70%         .68%         .67%
                                                                     ============================================================
                       Total expenses, excluding reorganization
                        expenses ................................         .73%         .73%         .74%         .74%         .74%
                                                                     ============================================================
                       Total expenses ...........................         .73%         .73%         .76%         .78%         .83%
                                                                     ============================================================
                       Total investment income--net .............        4.10%        4.22%        4.21%        4.41%        4.87%
                                                                     ============================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
---------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders          .83%        1.05%        1.47%        3.21%        3.80%
                                                                     ============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock, end
                        of year (in thousands) ..................    $474,357     $467,512     $482,184     $485,790     $376,391
                                                                     ============================================================
                       Preferred Stock outstanding, end of year
                        (in thousands) ..........................    $313,000     $313,000     $313,000     $313,000     $274,000
                                                                     ============================================================
                       Portfolio turnover .......................       32.04%       59.02%       86.39%       94.03%       85.08%
                                                                     ============================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ................    $  2,516     $  2,494     $  2,541     $  2,552     $  2,374
                                                                     ============================================================
=================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
---------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net .........    $    197     $    247     $    347     $    765     $    890
                                                                     ============================================================
                       Series B--Investment income--net .........    $    182     $    236     $    348     $    784     $    909
                                                                     ============================================================
                       Series C@--Investment income--net ........    $    201     $    258     $    377     $    843     $    503
                                                                     ============================================================
                       Series D@--Investment income--net ........    $    238     $    287     $    391     $    842     $    495
                                                                     ============================================================
                       Series E@--Investment income--net ........    $    198     $    256     $    347     $    818     $    481
                                                                     ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++ Certain prior year amounts have been reclassified to conform with current year presentation.
@     Series C, D and E were issued on March 6, 2000.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004       17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


18      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,794 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods for premiums and discounts on fixed income securities. This reclassification has no effect on net asset or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended August 31, 2004, FAM earned fees of $4,323,368, of which $353,175 was waived. For the year ended August 31, 2004, FAM reimbursed the Fund in the amount of $8,920.

For the year ended August 31, 2004, the Fund reimbursed FAM $14,625 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2004 were $306,738,301 and $232,993,444, respectively.

4. Stock Transactions:

Common Stock

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The yields in effect at August 31, 2004 were as follows: Series A, 1.05%; Series B, .75%; Series C, .80%; Series D, 1.05% and Series E, .70%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $314,611 as commissions.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004       19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.079000 per share on September 29, 2004 to shareholders of record on September 14, 2004.

The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                       8/31/2004      8/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income .............................    $31,322,450    $30,882,678
                                                      --------------------------
Total distributions ..............................    $31,322,450    $30,882,678
                                                      ==========================

As of August 31, 2004, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ...........................  $  7,590,079
Undistributed long-term capital gains--net .....................            --
                                                                  ------------
Total undistributed earnings--net ..............................     7,590,079
Capital loss carryforward ......................................   (21,131,363)*
Unrealized gains--net ..........................................     9,917,361**
                                                                  ------------
Total accumulated losses--net ..................................  $ (3,623,923)
                                                                  ============

* On August 31, 2004, the Fund had a net capital loss carryforward of $21,131,363 of which $566,187 expires in 2007; $3,509,287 expires in 2008 and $17,055,889 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on certain futures contracts and the deferral of post-October capital losses for tax purposes.


20      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniHoldings New York Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniHoldings New York Insured Fund, Inc. as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund, Inc. as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 15, 2004

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniHoldings New York Insured Fund, Inc. during the taxable year ended August 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004       21

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open- market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of


22      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004
the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004       23

[LOGO] Merrill Lynch Investment Managers

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of August 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               85.9%
AA/Aa ...................................................                2.2
A/A .....................................................                9.1
BBB/Baa .................................................                2.1
NR (Not-Rated)* .........................................                0.0
Other** .................................................                0.7
--------------------------------------------------------------------------------
*     Amount is less than 0.1%.
**    Includes portfolio holdings in short-term investments.


24      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Director              ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1997 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 63                              tional Consultant, Urban Institute, Washington, D.C.
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1997 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  48 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985 to                      Inc.
            Age: 52                              1989; Associate Professor, Graduate School of
                                                 Business Administration, University of Michigan from
                                                 1979 to 1985.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      48 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 59                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary, Sanford
                                                 C. Bernstein Fund, Inc. from 1994 to 2000; Director
                                                 and Secretary of SCB, Inc. since 1998; Director and
                                                 Secretary of SCB Partners, Inc. since 2000;
                                                 Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     1997 to  Founder and currently Director Emeritus of the Boston 48 Funds        None
Ryan        Princeton, NJ               present  University Center for the Advancement of Ethics and   48 Portfolios
            08543-9095                           Character and Director thereof from 1989 to 1999;
            Age: 71                              Professor from 1982 to 1999 and currently Professor
                                                 Emeritus of Education of Boston University; formerly
                                                 taught on the faculties of The University of Chicago,
                                                 Stanford University and Ohio State University.
------------------------------------------------------------------------------------------------------------------------------------


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004       25

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister from 1989
            Age: 69                              to 1995; Deputy Inspector General, U.S. Department of
                                                 State from 1991 to 1994; U.S. Ambassador to The
                                                 Hashemite Kingdom of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1997 to  Professor of Finance since 1984, Dean from 1984 to    48 Funds        Bowne &
West        Princeton, NJ               present  1993 and currently Dean Emeritus of New York          48 Portfolios   Co., Inc.;
            08543-9095                           University Leonard N. Stern School of Business                        Vornado
            Age: 66                              Administration, New York University from 1994 to                      Realty Trust;
                                                 present; Professor of Finance thereof from                            Vornado
                                                 1982 to 1994.                                                         Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential Insurance  48 Portfolios
            08543-9095                           Company of America from 1988 to 1994; former
            Age: 69                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held         Time
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President, Director and Treasurer of Princeton Services since 1999;
            08543-9011     and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MHN


26      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        AUGUST 31, 2004       27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings New York Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #HOLDNY -- 8/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2004 - $27,000
                                  Fiscal Year Ending August 31, 2003 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2004 - $3,000
                                  Fiscal Year Ending August 31, 2003 - $5,600

         The nature of the services related to compliance for AMPS.

         (c) Tax Fees -           Fiscal Year Ending August 31, 2004 - $5,610
                                  Fiscal Year Ending August 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2004 - $0
                                  Fiscal Year Ending August 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2004 - $14,913,836
             Fiscal Year Ending August 31, 2003 - $18,318,444

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Charles C. Reilly (retired as of December 31, 2003)
         Kevin A. Ryan
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings New York Insured Fund, Inc.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            MuniHoldings New York Insured Fund, Inc.

        Date: October 18, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            MuniHoldings New York Insured Fund, Inc.

        Date: October 18, 2004


        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings New York Insured Fund, Inc.

        Date: October 18, 2004